Evergreen

EVERGREEN VA CAPITAL GROWTH FUND

Semiannual Report
as of June 30, 2002

Evergreen Investments[SM]
MUTUAL FUNDS

Evergreen VA Capital Growth Fund - Semiannual Report as of June 30, 2002

INVESTMENTS THAT STAND THE TEST OF TIME

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With $218 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of June 30, 2002

Letter to Shareholders
August 2002

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer

Dear Evergreen Shareholders,

We are pleased to provide the semiannual report for the Evergreen VA Capital Growth Fund, which covers the six-month period ended June 30, 2002.

After experiencing mixed performance for the first three months of the period, the U.S. equities markets renewed their struggles during the final three months. Concerns over a slowdown in growth and the legitimacy of earnings were compounded by worries over terrorism and corporate credibility. As a result of these events, investor pessimism grew, and market valuations fell in the first half of the year. Leading the declines for the major market indexes was the Nasdaq Composite, which fell 25%. Following the Nasdaq in the pullback was the Standard & Poor’s 500 Index (S&P 500), which lost 14% of its value, and the Dow Jones Industrial Average, down 8% through June 30, 2002. Even small cap stocks (as measured by the Russell 2000 Index, which outperformed other benchmarks for much of the past two years) were down 9% in the second quarter, bringing their mid-year loss to 5%.

The U.S. fixed income markets, after mixed performance in the first three months of the period, recovered nicely in the final three months. Moderation in economic growth had much to do with this improvement in performance, since a slowdown in the pace of gross domestic product (GDP) growth suggests the Federal Reserve Board may remain on the sidelines longer than originally anticipated. Uncertainty related to geopolitical risks also contributed to the gains in Treasuries, which still maintain their role as a leading safe haven for domestic and international investors.

Looking ahead for the markets, we strongly encourage investors to focus on the improving fundamentals of the U.S. economy. We continue to project GDP growth in the range of 3% in 2002, with inflation tracking below 2%. Unemployment, as a lagging indicator, will likely get worse before it gets better. The silver lining here is that the Fed should stay on the sidelines until the trend in employment turns positive. Additionally, the growth trends for services and productivity remain positive, suggesting better profits ahead.

We continue to forecast operating earnings growth in the range of 8% to 10% for companies in the S&P 500 during 2002. Profits have often risen more than 20% in the first year of past recoveries, yet due to the lack of capital spending increases, we expect moderate earnings growth this year compared to past periods. We believe equity market gains may begin to reflect profit growth. However, given the low levels of investor confidence, we see very little room for P/E multiple expansion. A positive development on the geopolitical front, though, could add considerable momentum to the markets, providing investors relief from oversold conditions and a path to higher valuation.

Looking at bonds, we believe the pace of economic growth will enable the Fed to only slightly tighten policy late in the year. The prospects for slightly higher rates and the elongation of the recovery may enable fixed income instruments to continue recent contributions to diversified portfolios. Quality high yield bonds and investment-grade corporates also offer potential for gains as the environment improves and spreads narrow.

Diversification remains important

An environment like the past six months offers many reasons for building and maintaining a diversified portfolio rather than trying to make investment decisions based on anticipated market movements. It is important that you consult with your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investments

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

EVERGREEN
VA Capital Growth Fund
Fund at a Glance as of June 30, 2002

“We will continue to invest in companies that we believe boast attractive valuations, solid business positions and prospects for future growth. We believe stock valuations are compelling and dividend yields for the companies in which we are invested are strong. Additionally, we are confident that the fund is positioned favorably to capture the benefits of renewed investor confidence in the equity market.”

PORTFOLIO MANAGEMENT TEAM
Pilgrim Baxter Team

PERFORMANCE & RETURNS1

Portfolio Inception Date: 3/3/1998	Class 1*	Class 2*
Class Inception Date	3/3/1998	8/1/2001

6-month return	-10.96%	-11.01%

Average Annual Returns

1 year	-16.05%	-16.15%

Since Portfolio Inception	1.25%	1.22%

6-month income dividends per share	$0.05	$0.02

6-month capital gain distributions per share	$0.05	$0.05

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Capital Growth Fund Class 1 shares,1 versus a similar investment in the Standard & Poor’s 500 Index (S&P 500), the Russell 1000 Value Index (Russell 1000 Value) and the Consumer Price Index (CPI).

The S&P 500 and the Russell 1000 Value are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns for Class 2 shares have not been adjusted to reflect the effect of the class’ 12b-1 fee. This fee is 0.25% for Class 2 shares. Class 1 shares do not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gain distributions.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of June 30, 2002, and subject to change.

* Effective at the close of business on July 12, 2002, Class I shares of the fund were renamed Class 1 shares and Class L shares were renamed Class 2 shares.

EVERGREEN
VA Capital Growth Fund
Portfolio Manager Interview

How did the fund perform?

The fund’s Class 1 shares had a total return of -10.96% for the six-month period ended June 30, 2002. Over the same six-month time period, the Standard & Poor’s 500 Index returned -13.16%, and the Russell 1000 Value Index returned -4.78%. The median return for all variable annuity large cap value funds was -9.72% for the six-month period ended June 30, 2002, according to Lipper Inc., an independent monitor of mutual fund performance.

PORTFOLIO CHARACTERISTICS
(as of 6/30/2002)

Total Net Assets	$53,871,909

Number of Holdings	35

P/E Ratio	20.4x

What was the investment environment during the period?

The six-month period was a challenging market environment for equity investors. The beginning of the period showed signs that the economy was on the road to recovery. The manufacturing sector continued to post positive results and warm weather and modest mortgage rates helped sustain momentum in the housing sector. Consumer confidence was relatively strong and inflationary pressures were modest, resulting in slightly improved retail sales. Additionally, employment grew for the first time in seven months and corporate layoffs slowed. Large cap value stocks finished the quarter ahead of their growth counterparts, as investors continued to favor lower risk, non-technology-related companies.

Unfortunately, these favorable conditions deteriorated during the second quarter of 2002. Growing corporate accounting woes and questionable ethics created an environment of general mistrust of U.S. corporations. Threats of terrorism, tensions between India and Pakistan and growing strife in the Middle East were also a drag on the performance of stocks across all sizes and sectors.

TOP 5 SECTORS
(as a percentage of 6/30/2002 net assets)

Health Care	24.2%

Financials	17.9%

Consumer Discretionary	15.3%

Consumer Staples	10.4%

Industrials	9.9%

What strategies did you pursue?

We continued to employ a focused and disciplined investment process selecting only those companies that meet our investment criteria. In general, we continue to find more stocks that we believe are undervalued and have the potential to provide attractive returns over the long term.

Overall, we reduced the number of stocks in the portfolio to concentrate on our high conviction ideas. We believe these companies have strong balance sheets and conservative accounting styles, while offering above-average dividend yield potential and solid cash flows. Additionally, we maintained our cash positioning and sector exposure remained relatively unchanged over the period. The average market capitalization of our holdings increased because we believe that the longer-term prospects are better for larger companies.

What factors influenced the fund’s performance?

We maintained an underweighted position in the technology sector versus the fund’s benchmark. This decision helped the fund’s performance as earnings prospects for technology companies continued to deteriorate throughout the period.

We held an overweighted position in defensive stocks, such as those found in the consumer staples and utilities sectors. The attractive combination of dividend yields and reasonable valuations led many investors to these sectors. Top performing stocks over the period demonstrated these characteristics. They included: Aetna Inc., a health benefits company with businesses in health and group insurance and financial services; Honeywell International Inc., a diversified technology and manufacturing company; Gannett Co. Inc., the largest newspaper company in the U.S.; Mattel Inc., a manufacturer of toy products; and McDonald’s Corporation, the world’s largest fast food restaurant chain.

EVERGREEN
VA Capital Growth Fund
Portfolio Manager Interview

In the pharmaceutical sector, the fund’s positions in Bristol-Myers Squibb Co. and Merck & Co. Inc. were a drag on performance. However, we stayed the course and maintained our exposure, even though these stocks have declined due to concerns over future revenue growth and product innovations. We plan to retain our commitment to the pharmaceutical sector as we are confident that the solid research and development activities of these companies will ultimately yield more life-saving and life-enhancing drugs.

Other stocks that produced disappointing returns over the period included Tyco International, Ltd., one of the world’s largest diversified industrial manufacturing and service companies; Safeway Inc., the third largest grocery store chain in the U.S.; and Electronic Data Systems Corporation, the largest independent computer-services firm.

TOP 10 HOLDINGS
(as a percentage of 6/30/2002 net assets)

Bristol-Myers Squibb Co.	4.5%

Merck & Co., Inc.	4.5%

Aetna, Inc.	4.0%

PNC Financial Services Group	4.0%

Freddie Mac	3.8%

Kroger Co.	3.4%

J.C. Penney Co., Inc.	3.3%

SBC Communications, Inc.	3.3%

Exxon Mobil Corp.	3.2%

Schering-Plough Corp.	3.2%

What is your outlook?

Just as irrational exuberance drove stock prices to record highs in March 2000, fear and pessimism may take the markets to lows below the fair market value. We will continue to invest in companies that we believe boast attractive valuations, solid business positions and prospects for future growth. We believe stock valuations are compelling and dividend yields for the companies in which we are invested are strong. Additionally, we are confident that the fund is positioned favorably to capture the benefits of renewed investor confidence in the equity market.

EVERGREEN
VA Capital Growth Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31,
		2001	2000	1999	1998[1]

CLASS 1[2,3]

Net asset value, beginning of period	$ 14.04	$ 16.43	$ 14.42	$ 13.58	$ 12.50

Income from investment operations

Net investment income	0.02	0.03	0.10	0.01	0.03

Net realized and unrealized gains or losses on securities	(1.55)	(2.16)	2.37	0.87	1.05

Total from investment operations	(1.53)	(2.13)	2.47	0.88	1.08

Distributions to shareholders from

Net investment income	(0.05)	(0.08)	(0.01)	(0.02)	0

Net realized gains	(0.05)	(0.18)	(0.45)	(0.02)	0

Total distributions to shareholders	(0.10)	(0.26)	(0.46)	(0.04)	0

Net asset value, end of period	$ 12.41	$ 14.04	$ 16.43	$ 14.42	$ 13.58

Total return[4]	(10.96%)	(12.95%)	17.69%	6.50%	8.64%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 47,176	$ 49,900	$ 36,975	$ 28,377	$ 20,142

Ratios to average net assets

Expenses[5]	1.02%6	1.04%	1.03%	1.18%	1.05%[6]

Net investment income	0.38%6	0.42%	0.73%	0.06%	0.50%[6]

Portfolio turnover rate	235%	150%	79%	87%	54%

	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001[7]

CLASS 2[3]

Net asset value, beginning of period	$ 14.03	$ 15.08

Income from investment operations

Net investment income	0.02	0

Net realized and unrealized losses on securities	(1.56)	(1.05)

Total from investment operations	(1.54)	(1.05)

Distributions to shareholders from

Net investment income	(0.02)	0

Net realized gains	(0.05)	0

Total distributions to shareholders	(0.07)	0

Net asset value, end of period	$ 12.42	$ 14.03

Total return4	(11.01%)	(6.96%)

Ratios and supplemental data

Net assets, end of period (thousands)	$ 6,696	$ 2,679

Ratios to average net assets

Expenses[5]	1.14%6	1.19%[6]

Net investment income	0.23%6	0.14%[6]

Portfolio turnover rate	235%	150%

1. For the period from March 3, 1998 (commencement of operations), to December 31, 1998.

2. Effective February 1, 2000, shareholders of Mentor VIP Capital Growth Portfolio became owners of that number of full and fractional shares of Evergreen VA Capital Growth Fund. As Mentor VIP Capital Growth Portfolio contributed the majority of assets and shareholders to Evergreen VA Capital Growth Fund, its accounting and performance history has been carried forward.

3. Effective at the close of business on July 12, 2002, Class I shares of the fund were renamed Class 1 shares and Class L shares were renamed Class 2 shares.

4. Total return does not reflect charges attributable to your insurance company’s separate account.

5. The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

6. Annualized

7. For the period August 1, 2001 (commencement of class operations), to December 31, 2001.

See Notes to Financial Statements.

EVERGREEN
VA Capital Growth Fund
Schedule of Investments
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - 98.7%
CONSUMER DISCRETIONARY - 15.3%
Leisure Equipment & Products - 2.5%
Mattel, Inc.	64,000	$ 1,349,120
Media - 6.8%
Gannett Co., Inc.	19,400	1,472,460
Tribune Co.	18,800	817,800
Walt Disney Co.	72,600	1,372,140
3,662,400
Multi-line Retail - 3.4%
J.C. Penney Co., Inc.	81,600	1,796,832
Specialty Retail - 2.6%
Home Depot, Inc.	38,500	1,414,105
CONSUMER STAPLES - 10.4%
Food & Drug Retailing - 5.7%
Kroger Co.	93,300	1,856,670
Safeway, Inc. *	42,000	1,225,980
3,082,650
Food Products - 4.7%
ConAgra, Inc.	50,000	1,382,500
Sara Lee Corp.	54,800	1,131,072
2,513,572
ENERGY - 5.5%
Oil & Gas - 5.5%
Chevron Texaco Corp.	14,000	1,239,000
Exxon Mobil Corp.	42,000	1,718,640
2,957,640
FINANCIALS - 17.9%
Banks - 8.9%
Bank of New York Co., Inc.	40,100	1,353,375
Mellon Financial Corp.	41,600	1,307,488
PNC Financial Services Group	41,100	2,148,708
4,809,571
Diversified Financials - 6.5%
Freddie Mac	33,200	2,031,840
SLM Corp.	15,100	1,463,190
3,495,030
Insurance - 2.5%
Prudential Financial, Inc. *	40,000	1,334,400
HEALTH CARE - 24.2%
Health Care Providers & Services - 4.0%
Aetna, Inc.	44,800	2,149,056
Pharmaceuticals - 20.2%
Abbott Laboratories	44,200	1,664,130
Bristol-Myers Squibb Co.	95,100	2,444,070
Merck & Co., Inc.	48,100	2,435,784

EVERGREEN
VA Capital Growth Fund
Schedule of Investments (continued)
June 30, 2002 (Unaudited)

	Shares	Value

COMMON STOCKS - continued
HEALTH CARE - continued
Pharmaceuticals - continued
Pharmacia Corp.	34,900	$ 1,307,005
Schering-Plough Corp.	69,700	1,714,620
Wyeth	25,700	1,315,840
10,881,449
INDUSTRIALS - 9.9%
Aerospace & Defense - 5.0%
General Dynamics Corp.	14,900	1,584,615
Raytheon Co.	27,100	1,104,325
2,688,940
Commercial Services & Supplies - 2.6%
First Data Corp.	37,200	1,383,840
Road & Rail - 2.3%
Union Pacific Corp.	20,000	1,265,600
INFORMATION TECHNOLOGY - 9.3%
Computers & Peripherals - 2.4%
Lexmark International Group, Inc., Class A *	23,600	1,283,840
IT Consulting & Services - 2.4%
Electronic Data Systems Corp.	34,600	1,285,390
Semiconductor Equipment & Products - 1.9%
Intel Corp.	55,400	1,012,158
Software - 2.6%
Microsoft Corp. *	26,200	1,433,140
TELECOMMUNICATION SERVICES - 6.2%
Diversified Telecommunication Services - 6.2%
SBC Communications, Inc.	57,900	1,765,950
Verizon Communications, Inc.	40,000	1,606,000
3,371,950
Total Common Stocks		53,170,683
SHORT-TERM INVESTMENTS - 1.3%
MUTUAL FUND SHARES - 1.3%
Evergreen Institutional Money Market Fund (o)	687,887	687,887
Total Investments - (cost $56,710,085) - 100.0%		53,858,570
Other Assets and Liabilities - 0.0%		13,339
Net Assets - 100.0%		$ 53,871,909
* Non-income producing security (o) The advisor of the fund and the advisor of the money market fund are each a subsidiary of Wachovia Corporation.

See Notes to Financial Statements.

EVERGREEN
VA Capital Growth Fund
Statement of Assets and Liabilities
June 30, 2002 (Unaudited)

Assets
Identified cost of securities	$ 56,710,085
Net unrealized losses on securities	(2,851,515)

Market value of securities	53,858,570
Dividends and interest receivable	35,271
Deferred organization expenses	1,991
Prepaid expenses and other assets	789

Total assets	53,896,621

Liabilities
Advisory fee payable	3,554
Distribution Plan expenses payable	138
Due to other related parties	444
Accrued expenses and other liabilities	20,576

Total liabilities	24,712

Net assets	$ 53,871,909

Net assets represented by
Paid-in capital	$ 59,667,423
Undistributed net investment income	96,280
Accumulated net realized losses on securities	(3,040,279)
Net unrealized losses on securities	(2,851,515)

Total net assets	$ 53,871,909

Net assets consists of
Class 1 *	47,175,743
Class 2 *	6,696,166

Total net assets	$ 53,871,909

Shares outstanding
Class 1 *	3,801,805
Class 2 *	539,238

Net asset value per share
Class 1 *	$ 12.41

Class 2 *	$ 12.42

* Effective at the close of business on July 12, 2002, Class I shares of the fund were renamed Class 1 shares and Class L shares were renamed Class 2 shares.

See Notes to Financial Statements.

EVERGREEN
VA Capital Growth Fund
Statement of Operations
Six Months Ended June 30, 2002 (Unaudited)

Investment income
Dividends	$ 340,344
Interest	27,211

Total investment income	367,555

Expenses
Advisory fee	215,829
Distribution Plan expenses	5,865
Administrative services fees	26,979
Transfer agent fee	1,442
Trustees’ fees and expenses	1,221
Printing and postage expenses	11,304
Custodian fee	8,988
Professional fees	4,864
Organization expenses	1,723
Other	2,433

Total expenses	280,648
Less: Expense reductions	(7,695)
Fee waivers	(3,434)

Net expenses	269,519

Net investment income	98,036

Net realized and unrealized losses on securities
Net realized losses on securities	(2,610,816)

Net change in unrealized gains or losses on securities	(3,843,738)

Net realized and unrealized losses on securities	(6,454,554)

Net decrease in net assets resulting from operations	$ (6,356,518)

See Notes to Financial Statements.

EVERGREEN
VA Capital Growth Fund
Statement of Changes in Net Assets

	Six Months Ended June 30, 2002 (Unaudited)	Year Ended December 31, 2001

Operations
Net investment income	$ 98,036	$ 181,555
Net realized gains or losses on securities	(2,610,816)	54,583
Net change in unrealized gains or losses on securities	(3,843,738)	(6,116,660)

Net decrease in net assets resulting from operations	(6,356,518)	(5,880,522)

Distributions to shareholders from
Net investment income
Class 1 *	(176,141)	(220,259)
Class 2 *	(6,194)	0
Net realized gains
Class 1 *	(197,039)	(478,848)
Class 2 *	(17,582)	0

Total distributions to shareholders	(396,956)	(699,107)

Capital share transactions
Proceeds from shares sold	10,984,915	26,353,134
Payment for shares redeemed	(3,335,470)	(4,869,092)
Net asset value of shares issued in reinvestment of distributions	396,954	699,106

Net increase in net assets resulting from capital share transactions	8,046,399	22,183,148

Total increase in net assets	1,292,925	15,603,519
Net assets
Beginning of period	52,578,984	36,975,465

End of period	$ 53,871,909	$ 52,578,984

Undistributed net investment income	$ 96,280	$ 180,579

* Effective at the close of business on July 12, 2002, Class I shares of the fund were renamed Class 1 shares and Class L shares were renamed Class 2 shares.

See Notes to Financial Statements.

EVERGREEN
VA Capital Growth Fund
Notes to Financial Statements (Unaudited)

1. ORGANIZATION

Evergreen VA Capital Growth Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value. Class 1 and Class 2 shares are sold without a front-end sales charge or contingent deferred sales charge; however, Class 2 shares pay an ongoing distribution fee.

Effective at the close of business on July 12, 2002, Class I shares of the Fund were renamed Class 1 and Class L shares were renamed Class 2 shares. This did not change the fee and expense structure of the shareholders or their rights and privileges.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments

Listed equity securities are valued at the last sales price reported on the national securities exchange, where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. Security Transactions and Investment Income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

C. Federal Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

D. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

E. Organization Expenses

Organization expenses for the Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Fund are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

EVERGREEN
VA Capital Growth Fund
Notes to Financial Statements (Unaudited) (continued)

F. Class Allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect wholly-owned subsidiary of Wachovia Corporation (“Wachovia”) (formerly First Union Corporation), is the investment advisor to the Fund and is paid a management fee that is calculated and paid daily an annual rate of 0.80% of the average daily net assets of the Fund.

Pilgrim Baxter Value Investors, Inc. is the investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an administrative fee of 0.10% the Fund’s average net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the six months ended June 30, 2002, the Fund paid brokerage commissions of $28,834 to First Union Securities, Inc. and $1,800 to Wachovia Securities, Inc.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for the Class 2 shares. Under the Distribution Plan, distribution fees for Class 2 shares are calculated and paid daily. The fee for Class 2 is 0.25%. During the six months ended June 30, 2002, the amount of 12b-1 fees waived by the underwriter was $3,434. The impact on the Class 2 annualized expense ratio, represented as a percentage of its average daily net assets, was 0.15%.

5. CAPITAL SHARE TRANSACTIONS

The Fund has an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Fund are currently divided into Class 1 and Class 2. Transactions in shares of the Fund were as follows:

	Six Months Ended June 30, 2002 (Unaudited)		Year Ended December 31, 2001(a)
	Shares	Amount	Shares	Amount

Class 1
Shares sold	452,100	$ 6,081,419	1,585,144	$ 23,697,689
Shares redeemed	(231,762)	(3,064,579)	(332,186)	(4,835,691)
Shares issued in reinvestment of distributions	27,299	373,179	50,404	699,106

Net increase	247,637	3,390,019	1,303,362	19,561,104

Class 2
Shares sold	367,202	4,903,496	193,299	2,655,445
Shares redeemed	(20,647)	(270,891)	(2,353)	(33,401)
Shares issued in reinvestment of distributions	1,737	23,775	0	0

Net increase	348,292	4,656,380	190,946	2,622,044

Net increase		$ 8,046,399		$ 22,183,148

(a) For Class 2, for the period from August 1, 2001 (commencement of class operations), to December 31, 2001.

EVERGREEN
VA Capital Growth Fund
Notes to Financial Statements (Unaudited) (continued)

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $128,504,226 and $119,875,506, respectively, for the six months ended June 30, 2002.

On June 30, 2002, the aggregate cost of securities for federal income tax purposes was $56,710,085. The gross unrealized appreciation and depreciation on securities based on tax cost was $1,975,543 and $4,827,058, respectively, with a net unrealized depreciation of $2,851,515.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the fund expenses have been reduced. The amount of expense reductions received by the Fund was $7,695 and the impact of the total expense reductions on the Fund’s annualized expense ratio represented as a percentage of its average net assets was 0.04%.

8. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $725 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Securities, Inc. was paid a one-time arrangement fee of $150,000, which was charged to the funds and also allocated pro rata.

During the six months ended June 30, 2002, the Fund had no borrowings under this agreement.

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Board of Trustees

Name, address and date of birth	Position with trust	Begining year of term of office*	Principal occupations for last five years	Number of portfolios overseen in Evergreen Funds complex	Other directorships held outside of Evergreen funds complex

Charles A. Austin III 200 Berkeley Street Boston, MA 02116 DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Director, The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

K. Dun Gifford 200 Berkeley Street Boston, MA 02116 DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Leroy Keith, Jr. 200 Berkeley Street Boston, MA 02116 DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund

Gerald M. McDonnell 200 Berkeley Street Boston, MA 02116 DOB: 7/14/1939	Trustee	1988	Sales Manager, SMI-STEEL — South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Thomas L. McVerry 200 Berkeley Street Boston, MA 02116 DOB: 8/2/1938	Trustee	1993	Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

William Walt Pettit 200 Berkeley Street Boston, MA 02116 DOB: 8/26/1955	Trustee	1984	Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

David M. Richardson 200 Berkeley Street Boston, MA 02116 DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Russell A. Salton, III MD 200 Berkeley Street Boston, MA 02116 DOB: 6/2/1947	Trustee	1984	Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Michael S. Scofield 200 Berkeley Street Boston, MA 02116 DOB: 2/20/1943	Trustee	1984	Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Richard J. Shima 200 Berkeley Street Boston, MA 02116 DOB: 8/11/1939	Trustee	1993	Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

Richard K. Wagoner, CFA** 200 Berkeley Street Boston, MA 02116 DOB: 12/12/1937	Trustee	1999	Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.	95	None

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office.

** Mr. Wagoner is an “interested person” of the funds because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the funds’ investment advisor.

Additional information about the funds’ Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

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* Income may be subject to the federal alternative minimum tax as well as state and local taxes.

558953 8/2002

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